UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2015

E2OPEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35598	94-3366487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 East Third Avenue, Suite 400

Foster City, California 94404

(Address of principal executive offices, including zip code)

(650)-645-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously disclosed, on February 4, 2015, E2open, Inc., a Delaware corporation (the “Company”), Eagle Parent Holdings, LLC, a Delaware limited liability company (“Parent”), and Eagle Acquisition Sub, Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Acquisition Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Acquisition Sub commenced a cash tender offer to purchase all of the issued and outstanding shares of the Company common stock, $0.001 par value per share (together with the associated rights issued pursuant to the Preferred Shares Rights Agreement, dated January 16, 2015, by and between the Company and Computershare Trust Company, N.A., the “Shares”) at a purchase price of $8.60 per Share (the “Offer Price”), net to the holder thereof in cash, without interest thereon and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 26, 2015 (the “Offer to Purchase”), and in the related Letter of Transmittal (the “Letter of Transmittal,” which together with the Offer to Purchase and other related materials, as each may be amended or supplemented from time to time in accordance with the Merger Agreement, constitute the “Offer”).

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Offer and withdrawal rights expired as scheduled at midnight, New York City time, at the end of March 25, 2015 (the “Expiration Time”). 24,395,446 Shares were validly tendered and not withdrawn in accordance with the terms of the Offer, representing approximately 83.1% of the Shares outstanding at such time. Additionally, 951,379 Shares were tendered by notice of guaranteed delivery, together with all other Shares validly tendered and not withdrawn in accordance with the terms of the Offer, representing approximately 86.4% of the Shares outstanding at such time. All Shares that were validly tendered and not withdrawn in accordance with the terms of the Offer have been accepted for payment by Acquisition Sub.

On March 26, 2015, following acceptance of the tendered Shares, Acquisition Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). At the effective time of the Merger (the “Effective Time”), each Share that was outstanding immediately prior to the Effective Time and not tendered pursuant to the Offer (other than (A) Shares owned by Parent, Acquisition Sub, the Company or any other direct or indirect wholly-owned subsidiary of Parent, Acquisition Sub or the Company, and (B) Shares owned by stockholders who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the DGCL) was cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to the Offer Price, without interest thereon and less any applicable withholding taxes.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, dated February 5, 2015, which is incorporated by reference herein.

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On March 26, 2015, as a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, which are incorporated by reference herein, the Company requested that the NASDAQ Global Market (“NASDAQ”) remove the Shares from listing on NASDAQ and requested that NASDAQ file a delisting application. Accordingly, on March 26, 2015, NASDAQ filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As a result of the consummation of the Merger and at the Effective Time, each Share that was outstanding immediately prior to the Effective Time and not tendered pursuant to the Offer (other than (i) Shares owned by Parent, Acquisition Sub, the Company or any other direct or indirect wholly-owned subsidiary of Parent, Acquisition Sub or the Company and (ii) Shares owned by stockholders who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the DGCL) was cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to the Offer Price, without interest thereon and less any applicable withholding taxes. At the Effective Time, the holders of such Shares ceased to have any rights as stockholders of the Company (other than their right to receive an amount of cash equal to the Offer Price, without interest thereon and less any applicable withholding taxes).

The information disclosed under Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	CHANGES IN CONTROL OF REGISTRANT

As a result of Acquisition Sub’s acceptance for payment of all Shares that were validly tendered and not withdrawn in accordance with the terms of the Offer, a change in control of the Company occurred. Upon the Effective Time, the Company became a wholly-owned subsidiary of Parent. The information disclosed under Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Effective Time, each director of the Company immediately prior to the Effective Time resigned from and ceased serving as a director of the Board of Directors of the Company (the “Board”) and any and all committees thereof. Each director resigned in accordance with the terms of the Merger Agreement and in connection with the consummation of the transactions contemplated thereby, and no director resigned because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

At the Effective Time, Deven Parekh, Ryan Hinkle and Ross Devor, the directors of Acquisition Sub immediately prior to the Effective Time, were appointed to serve as directors on the Board. The information required by Item 5.02 of Form 8-K regarding the new directors has been previously disclosed in the Offer to Purchase, which information is incorporated by reference herein.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated (the “Amended Certificate of Incorporation”) and the bylaws of the Company were amended and restated (the “Amended Bylaws”).

The Amended Certificate of Incorporation and the Amended Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated by reference herein.

Item 8.01	OTHER EVENTS

On March 26 2015, Insight Venture Partners, LLC and the Company issued a joint press release announcing the expiration and results of the Offer and the consummation of the Merger. A copy of this joint press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	EXHIBITS

(d) The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of E2open, Inc., effective as of March 26, 2015.

3.2	Bylaws of E2open, Inc., effective as of March 26, 2015.

20.1	Tender Offer Statement on Schedule TO filed by Eagle Acquisition Sub, Corp., Eagle Parent Holdings, LLC, Insight Venture Partners IX, L.P., Insight Venture Partners IX (Co-Investors), L.P., Insight Venture Partners (Cayman) IX, L.P. and Insight Venture Partners (Delaware) IX, L.P. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on February 26, 2015).

99.1	Joint Press Release issued by Insight Venture Partners, LLC and E2open, Inc., dated March 26, 2015 (incorporated by reference to Exhibit (a)(5)(B) to Amendment No. 3 to the Tender Offer Statement on Schedule TO of Eagle Acquisition Sub, Corp., Eagle Parent Holdings, LLC, Insight Venture Partners IX, L.P., Insight Venture Partners IX (Co-Investors), L.P., Insight Venture Partners (Cayman) IX, L.P. and Insight Venture Partners (Delaware) IX, L.P. filed with the Securities and Exchange Commission on March 26, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E2OPEN, INC.

By:	/s/ Peter J. Maloney
Name: Peter J. Maloney
Title: Chief Financial Officer

Dated: March 26, 2015

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of E2open, Inc., effective as of March 26, 2015.

3.2	Bylaws of E2open, Inc., effective as of March 26, 2015.

20.1	Tender Offer Statement on Schedule TO filed by Eagle Acquisition Sub, Corp., Eagle Parent Holdings, LLC, Insight Venture Partners IX, L.P., Insight Venture Partners IX (Co-Investors), L.P., Insight Venture Partners (Cayman) IX, L.P. and Insight Venture Partners (Delaware) IX, L.P. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on February 26, 2015).

99.1	Joint Press Release issued by Insight Venture Partners, LLC and E2open, Inc., dated March 26, 2015 (incorporated by reference to Exhibit (a)(5)(B) to Amendment No. 3 to the Tender Offer Statement on Schedule TO of Eagle Acquisition Sub, Corp., Eagle Parent Holdings, LLC, Insight Venture Partners IX, L.P., Insight Venture Partners IX (Co-Investors), L.P., Insight Venture Partners (Cayman) IX, L.P. and Insight Venture Partners (Delaware) IX, L.P. filed with the Securities and Exchange Commission on March 26, 2015).